UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-01682)

Exact name of registrant as specified in charter:	Putnam Voyager Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	July 31, 2012

Date of reporting period:	August 1, 2011 — January 31, 2012

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PVOYX

Putnam Voyager Fund

Semiannual report 1|31|12

A world of investing.™

Putnam INVESTMENTS

GROWTH FUNDS look for stocks of companies that have the potential to grow over time.

Putnam
Voyager
Fund

Semiannual report
1 | 31 | 12

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Other information for shareholders	15

Financial statements	16

Consider these risks before investing: Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and the market may not favor growth-style investing.

Message from the Trustees

Dear Fellow Shareholder:

Markets in early 2012 have signaled a more consistently positive direction, supported by strengthening fundamentals. In the United States, where corporate earnings have been strong for more than a year, the employment picture has also brightened in recent months. The Federal Reserve has pledged to leave rates at historic lows at least through the end of 2014, and the beleaguered U.S. housing market has finally shown signs of recovery. The European debt situation and likely recession in that region continue to weigh heavily on markets, of course, alongside high unemployment here at home. However, we are encouraged by the change in investor sentiment.

We believe there are numerous investment opportunities resulting from the many market dislocations in recent years. Putnam’s rigorous bottom-up, fundamental investment approach is well suited to this environment, and the Putnam team is committed to uncovering returns for our shareholders, while seeking to guard against downside risk.

Please join us in welcoming the return of Elizabeth T. Kennan to the Board of Trustees. Dr. Kennan, who served as a Trustee from 1992 until 2010, has rejoined the Board, effective January 1, 2012. Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse breeding and general farming), and is also President Emeritus of Mount Holyoke College.

We would also like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

Putnam Voyager Fund

A veteran stock picker targets large growing companies

For more than 40 years, Putnam Voyager Fund has invested in the growth potential of U.S. companies. Today the fund is managed by industry veteran Nick Thakore, who began his career in 1993 and has invested through every kind of market. Backed by a team of skilled analysts, Nick looks for companies that have the potential to grow revenues and earnings at a rate that the market underestimates.

"In difficult markets, I try to capitalize on investor skepticism. I keep my focus on the companies themselves and don't get distracted by the 'noise.' When the market is strong, I look for stocks to sell when others may be getting too caught up in the rally."

Nick C. Thakore
Portfolio Manager
Putnam's Co-Head of U.S. Equities, Nick has been in the investment industry since 1993.

A combination of earnings growth and attractive stock prices

Nick Thakore looks for companies that are poised for rapid growth, but he also keeps a careful eye on stock prices. Overall, companies in the fund's portfolio have had faster earnings growth rates than those in the benchmark, but their price/earnings ratios have been lower, which means the stocks were generally less expensive. Seeking attractive valuations helps mitigate risk if a company's anticipated growth fails to materialize.

Seeking growth — without paying too much

Putnam Voyager Fund holdings
Russell 1000 Growth Index holdings
15.5%
14.9%
12.0x
15.9x
Earnings-per-share growth
(historical five-year growth rate)
Price/earnings ratio
(trailing 12 months)

Data as of 12/31/11.

Source: Putnam research.

The Russell 1000 Growth Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their growth orientation. You cannot invest directly in an index. Price/earnings ratio is a measure of a company's market capitalization divided by its total earnings. Earnings-per-share growth rates reflect the average change in a company's total earnings per share each year over the five years ended 12/31/11.

2
3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s benchmark, the Russell 1000 Growth Index, was introduced on 12/31/78, which post-dates the inception of the fund’s class A shares.

† Returns for the six-month period are not annualized, but cumulative.

Interview with your fund’s portfolio manager

Nick, the fund underperformed its benchmark during the six-month period. What were the reasons behind it?

A critical component of the fund’s strategy is to seek higher forward growth rates for earnings and cash flow than those of the Russell 1000 Growth Index, but to do so without paying up for that growth. At the start of 2011, I believed the most attractive combination of growth and valuation could be found in more cyclical stocks and in stocks outside of the mega-cap universe.

Throughout 2011, stocks with these characteristics performed poorly on a broad basis, and this was the primary driver of the fund’s disappointing returns. Although year-end equity market returns were roughly flat, we witnessed some dramatic relative performance moves, due to several macroeconomic issues. These included concerns related to the sustainability of global growth and escalating fears of a European bank and sovereign meltdown. In the United States, contentious deficit reduction efforts led to declining confidence in leadership and a lack of long-term solutions. Finally, a thirst for yield enabled high-dividend-yield and defensive stocks to draw substantial capital.

Portfolio holdings underperformed despite many positive factors — both macroeconomic and stock-specific — including strong corporate earnings, a rebound in U.S. economic growth, and compelling valuations.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 1/31/12. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 14.

Which stocks stand out as being a drag on performance?

Among the most noteworthy of these lagging stocks were the fund’s overweight in First Solar, a U.S. maker of photovoltaic solar modules, and out-of-benchmark positions in U.K. mining company Vedanta Resources and U.S. technology giant Hewlett-Packard.

Have you altered your strategy in view of the fund’s recent underperformance?

In 2011, for the second straight year, a focus on cheaper stocks in the growth universe was detrimental to performance. Historically, such weak periods for valuation have been followed by multi-year stretches of outperformance from the cheapest growth stocks. For example, the last time the most attractively priced stocks in the Russell 1000 Growth Index underperformed by such a significant margin was 1998–1999. This “tech bubble” period was followed by seven consecutive years of outperformance by the cheapest stocks. A sharp downturn also occurred in 1991, and was followed by five consecutive years of outperformance.

Also, in last year’s intensely macro-driven market, large-cap equity return correlations reached an all-time high. If macroeconomic worries, primarily over the situation in Europe, recede at all, the market should begin to favor stocks that hurt fund performance in 2011.

Finally, the defensive stocks that dominated performance in 2011 have become relatively expensive, in my view. In 2011, investors preferred the more conservative sectors of the S&P 500 Index, making these stocks very expensive relative to many of the cyclical sectors currently favored by Putnam Voyager Fund. Dividend-yielding stocks, in particular, are seeing price-to-earnings [P/E] ratios at historic highs. We believe the risk/reward profile for these stocks is considerably less attractive, while many other areas of the market may be poised for outperformance.

My investment philosophy and approach have served me well throughout my career in managing diversified funds, and I believe, despite the recent challenges, that Putnam Voyager Fund’s positioning is appropriate and compelling. I remain objective, disciplined,

Allocations are represented as a percentage of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any. Holdings and allocations may vary over time.

and open-minded, while maintaining my focus on companies that offer superior earnings and cash-flow growth potential combined with compelling valuations.

Which stock holdings aided performance during the year?

U.S. consumer electronics giant Apple, the fund’s largest holding, was also its top relative performer during the period. Our overweight position in the stock helped performance, as Apple consistently beat sales and earnings estimates, enjoyed a loyal customer base, and had a strong balance sheet, with no debt and abundant free cash. Other top performers included Cisco Systems, a U.S. maker of networking solutions, and Irish biotechnology company Elan, which was sold before the end of the period.

How did you employ derivatives during the period?

Derivatives generally represent a small amount of the fund’s assets and are primarily used to help improve a risk-reward relationship versus owning the underlying security. They are also a means to help manage overall risk in the portfolio. For example, we used derivatives to hedge currency exposure during the period.

What is your outlook for the coming year?

Today, Putnam Voyager Fund’s portfolio offers higher projected growth rates and substantially lower valuations than those of the Russell 1000 Growth Index. In fact, the fund’s portfolio had strong growth and valuation metrics entering 2011, and after last year’s underperformance, we believe these metrics have become even more attractive going into 2012. Many stocks in the portfolio have performed poorly despite the fact that

This table shows the fund’s top 10 equity holdings by percentage of the fund’s net assets as of 1/31/12. Short-term holdings are excluded. Holdings will vary over time.

earnings expectations have not changed — or in some cases, improved. Many are high-quality companies in my estimation, based on free-cash generation, returns on investment, and growth over cycles. However, these positive attributes have not been recognized, due to macroeconomic worries and investors’ single-minded focus on dividend yield.

Because these stocks sold off dramatically while earnings estimates remained stable, I believe there is substantial catch-up potential if earnings estimates prove accurate. In my view, earnings expectations for many portfolio holdings should be met if 2012 brings modest growth for the U.S. economy, a soft landing for China, and something other than a financial system meltdown in Europe.

Thanks, Nick, for your time and insights.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Nick C. Thakore is Co-Head of U.S. Equities at Putnam. He has an M.B.A. from the Wharton School of the University of Pennsylvania and a B.B.A. from the University of Michigan. Nick joined Putnam in 2008 and has been in the investment industry since 1993.

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Weightings are shown as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any. Holdings will vary over time.

IN THE NEWS

The U.S. unemployment rate fell to 8.3% in January, with the nation’s employers adding 243,000 jobs, according to the Labor Department. This was the fastest pace of job growth since April 2011 and was the fifth straight month of unemployment rate declines. The nation’s jobless rate is still above the 5.2%-to-6% range that Federal Reserve (Fed) officials say is consistent with maximum employment. According to the Labor Department, 12.8 million Americans remain unemployed. In testimony before the Senate Budget Committee in early February, Fed Chairman Ben S. Bernanke said that the U.S. job market is far from “operating normally.” The Fed chairman reiterated that the Fed’s benchmark interest rate will remain near zero at least through late 2014, and again called on U.S. lawmakers to reduce the federal deficit.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended January 31, 2012, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 1/31/12

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(4/1/69)		(4/27/92)		(7/26/99)		(12/1/94)		(1/21/03)	(3/31/94)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	10.47%	10.31%	9.49%	9.49%	9.64%	9.64%	9.78%	9.69%	10.19%	10.59%

10 years	30.19	22.69	20.70	20.70	20.76	20.76	23.88	19.55	27.04	33.47
Annual average	2.67	2.07	1.90	1.90	1.90	1.90	2.16	1.80	2.42	2.93

5 years	17.16	10.40	12.78	10.78	12.86	12.86	14.26	10.25	15.71	18.61
Annual average	3.22	2.00	2.43	2.07	2.45	2.45	2.70	1.97	2.96	3.47

3 years	89.51	78.59	85.13	82.13	85.24	85.24	86.55	80.03	88.00	90.78
Annual average	23.75	21.33	22.79	22.12	22.81	22.81	23.10	21.65	23.42	24.03

1 year	–10.73	–15.85	–11.38	–15.81	–11.39	–12.28	–11.16	–14.29	–10.95	–10.51

6 months	–4.78	–10.25	–5.13	–9.88	–5.11	–6.05	–4.99	–8.31	–4.91	–4.67

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

Recent performance may have benefited from one or more legal settlements.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

Comparative index returns For periods ended 1/31/12

		Lipper Large-Cap Growth Funds
	Russell 1000 Growth Index	category average*

Annual average (life of fund)	—†	9.17%

10 years	39.38%	32.31
Annual average	3.38	2.76

5 years	16.89	9.43
Annual average	3.17	1.74

3 years	82.98	71.29
Annual average	22.31	19.54

1 year	6.07	2.49

6 months	2.84	–0.36

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 1/31/12, there were 784, 761, 665, 576, 364, and 8 funds, respectively, in this Lipper category.

† The fund’s benchmark, the Russell 1000 Growth Index, was introduced on 12/31/78, which post-dates the inception of the fund’s class A shares.

Fund price and distribution information For the six-month period ended 1/31/12

	Class A		Class B	Class C	Class M		Class R	Class Y

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

7/31/11	$22.80	$24.19	$19.29	$21.15	$21.03	$21.79	$22.40	$23.77

1/31/12	21.71	23.03	18.30	20.07	19.98	20.70	21.30	22.66

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

The fund made no distributions during the period.

Fund performance as of most recent calendar quarter
Total return for periods ended 12/31/11

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(4/1/69)		(4/27/92)		(7/26/99)		(12/1/94)		(1/21/03)	(3/31/94)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	10.21%	10.06%	9.24%	9.24%	9.38%	9.38%	9.53%	9.44%	9.93%	10.33%

10 years	15.04	8.40	6.68	6.68	6.64	6.64	9.42	5.58	12.25	17.91
Annual average	1.41	0.81	0.65	0.65	0.64	0.64	0.90	0.54	1.16	1.66

5 years	7.93	1.71	3.93	1.93	3.89	3.89	5.22	1.56	6.61	9.27
Annual average	1.54	0.34	0.77	0.38	0.77	0.77	1.02	0.31	1.29	1.79

3 years	62.65	53.32	59.04	56.04	58.97	58.97	60.31	54.68	61.47	63.87
Annual average	17.60	15.31	16.73	15.99	16.71	16.71	17.04	15.65	17.32	17.90

1 year	–17.76	–22.50	–18.36	–22.44	–18.42	–19.23	–18.19	–21.06	–17.96	–17.58

6 months	–16.91	–21.69	–17.25	–21.39	–17.26	–18.08	–17.13	–20.04	–17.04	–16.84

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses for the fiscal year
ended 7/31/11	1.17%	1.92%	1.92%	1.67%	1.42%	0.92%

Annualized expense ratio for the six-month period
ended 1/31/12*	1.09%	1.84%	1.84%	1.59%	1.34%	0.84%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Includes a decrease of 0.13% from annualizing the performance fee adjustment for the six months ended 1/31/12.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from August 1, 2011, to January 31, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.35	$9.01	$9.01	$7.79	$6.57	$4.12

Ending value (after expenses)	$952.20	$948.70	$948.90	$950.10	$950.90	$953.30

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended January 31, 2012, use the following calculation method. To find the value of your investment on August 1, 2011, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.53	$9.32	$9.32	$8.06	$6.80	$4.27

Ending value (after expenses)	$1,019.66	$1,015.89	$1,015.89	$1,017.14	$1,018.40	$1,020.91

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 1000 Growth Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their growth orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2011, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of January 31, 2012, Putnam employees had approximately $325,000,000 and the Trustees had approximately $75,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

The fund’s portfolio 1/31/12 (Unaudited)

COMMON STOCKS (90.9%)*	Shares	Value

Aerospace and defense (5.1%)
Embraer SA ADR (Brazil)	786,848	$21,575,372

Goodrich Corp.	324,700	40,506,325

Honeywell International, Inc.	766,800	44,505,072

Northrop Grumman Corp.	68,400	3,970,620

Precision Castparts Corp. S	194,500	31,835,760

United Technologies Corp.	781,600	61,238,360

		203,631,509
Auto components (0.7%)
Johnson Controls, Inc. S	939,149	29,836,764

		29,836,764
Automobiles (1.8%)
Brilliance China Automotive Holdings, Inc. (China) †	3,364,000	3,595,936

Fiat SpA (Italy) S	2,980,235	17,916,912

Ford Motor Co. †	838,500	10,414,170

Nissan Motor Co., Ltd. (Japan)	1,653,800	15,600,659

Porsche Automobil Holding SE (Preference) (Germany)	387,513	23,773,295

		71,300,972
Beverages (0.3%)
Coca-Cola Enterprises, Inc.	524,100	14,040,639

		14,040,639
Biotechnology (1.7%)
Celgene Corp. †	265,600	19,309,120

Cubist Pharmaceuticals, Inc. † S	278,400	11,364,288

Dendreon Corp. † S	1,066,800	14,487,144

Human Genome Sciences, Inc. † S	1,832,800	18,034,752

United Therapeutics Corp. † S	79,700	3,919,646

		67,114,950
Building products (0.9%)
Fortune Brands Home & Security, Inc. †	653,448	12,134,529

Owens Corning, Inc. †	717,500	24,215,625

		36,350,154
Capital markets (2.6%)
Blackstone Group LP (The)	1,089,663	17,227,572

Charles Schwab Corp. (The)	2,143,400	24,970,610

Goldman Sachs Group, Inc. (The)	176,705	19,697,306

KKR & Co. LP	939,759	13,137,831

State Street Corp.	702,703	27,531,904

		102,565,223
Chemicals (2.3%)
Celanese Corp. Ser. A	315,900	15,387,489

Dow Chemical Co. (The) S	791,759	26,531,844

LyondellBasell Industries NV Class A (Netherlands)	751,600	32,393,960

Monsanto Co. S	144,800	11,880,840

Potash Corp. of Saskatchewan, Inc. (Canada)	155,100	7,249,374

		93,443,507
Commercial banks (1.1%)
China Construction Bank Corp. (China)	5,970,000	4,780,434

Industrial and Commercial Bank of China, Ltd. (China)	7,718,000	5,403,884

Wells Fargo & Co.	1,111,800	32,475,678

		42,659,996

COMMON STOCKS (90.9%)* cont.	Shares	Value

Communications equipment (4.6%)
Cisco Systems, Inc.	1,751,147	$34,375,016

InterDigital, Inc. S	136,700	5,101,644

Juniper Networks, Inc. †	254,000	5,316,220

Polycom, Inc. †	994,500	19,840,275

Qualcomm, Inc.	1,962,209	115,417,133

Telefonaktiebolaget LM Ericsson ADR (Sweden)	446,500	4,139,055

		184,189,343
Computers and peripherals (11.7%)
Apple, Inc. †	801,000	365,640,480

EMC Corp. † S	1,547,100	39,853,296

Hewlett-Packard Co.	842,200	23,564,756

NetApp, Inc. †	116,300	4,389,162

SanDisk Corp. †	538,400	24,701,792

Western Digital Corp. †	207,586	7,545,751

		465,695,237
Construction and engineering (0.1%)
Fluor Corp.	78,300	4,403,592

		4,403,592
Construction materials (0.3%)
BBMG Corp. (China)	8,572,000	6,532,374

China Shanshui Cement Group, Ltd. (China)	7,308,000	5,371,243

		11,903,617
Consumer finance (0.5%)
Capital One Financial Corp. S	402,200	18,400,650

		18,400,650
Diversified financial services (1.4%)
Bank of America Corp.	655,200	4,671,576

Citigroup, Inc.	1,098,000	33,730,560

JPMorgan Chase & Co.	482,300	17,989,790

		56,391,926
Diversified telecommunication services (0.7%)
CenturyLink, Inc.	377,800	13,989,934

Verizon Communications, Inc.	329,400	12,405,204

		26,395,138
Electrical equipment (0.2%)
GrafTech International, Ltd. † S	534,400	8,774,848

		8,774,848
Electronic equipment, instruments, and components (1.4%)
Corning, Inc.	967,300	12,449,151

Hollysys Automation Technologies, Ltd. (China) † S	562,940	5,466,147

KEMET Corp. †	1,052,744	9,674,717

TE Connectivity, Ltd. (Switzerland)	821,000	27,996,100

		55,586,115
Energy equipment and services (5.3%)
Baker Hughes, Inc.	1,033,500	50,775,855

Cameron International Corp. †	997,900	53,088,280

Halliburton Co.	1,414,510	52,025,678

National Oilwell Varco, Inc. S	346,000	25,597,080

Schlumberger, Ltd.	431,093	32,405,261

		213,892,154

COMMON STOCKS (90.9%)* cont.	Shares	Value

Food products (0.8%)
Mead Johnson Nutrition Co. Class A	147,513	$10,929,238

Sara Lee Corp.	451,200	8,640,480

Zhongpin, Inc. (China) †	1,077,894	12,244,876

		31,814,594
Health-care equipment and supplies (1.8%)
Baxter International, Inc.	255,300	14,164,044

China Medical Technologies, Inc. ADR (China) † S	932,200	2,395,754

Covidien PLC (Ireland)	598,000	30,797,000

Intuitive Surgical, Inc. †	17,600	8,094,416

Stryker Corp.	278,600	15,442,798

		70,894,012
Health-care providers and services (2.1%)
Aetna, Inc.	596,800	26,080,160

CIGNA Corp.	209,000	9,369,470

Express Scripts, Inc. † S	917,809	46,955,108

		82,404,738
Hotels, restaurants, and leisure (2.2%)
Carnival Corp.	594,336	17,948,947

Home Inns & Hotels Management, Inc. ADR (China) † S	227,600	6,711,924

Las Vegas Sands Corp. †	356,400	17,502,804

Marriott Vacations Worldwide Corp. †	355,440	7,375,380

Sands China, Ltd. (Hong Kong) †	4,364,800	14,773,897

Starbucks Corp.	489,000	23,437,770

		87,750,722
Household durables (0.6%)
NVR, Inc. †	4,300	2,980,975

Skyworth Digital Holdings, Ltd. (China)	18,093,815	7,769,191

SodaStream International, Ltd. (Israel) † S	357,562	13,655,293

		24,405,459
Independent power producers and energy traders (0.2%)
AES Corp. (The) †	419,100	5,347,716

China Power New Energy Development Co., Ltd. (China) †	26,872,000	1,264,720

China WindPower Group, Ltd. (China) †	35,310,000	1,434,200

		8,046,636
Industrial conglomerates (1.6%)
General Electric Co.	1,303,500	24,388,485

Tyco International, Ltd.	758,200	38,630,290

		63,018,775
Insurance (3.2%)
Aflac, Inc.	491,746	23,716,910

Assured Guaranty, Ltd. (Bermuda)	4,056,573	62,917,447

Hartford Financial Services Group, Inc. (The)	798,576	13,991,052

MetLife, Inc.	231,600	8,182,428

Ping An Insurance (Group) Co. of China, Ltd. (China)	2,254,500	17,849,251

		126,657,088
Internet and catalog retail (1.1%)
Amazon.com, Inc. † S	31,900	6,202,636

Groupon, Inc. †	200,300	4,084,117

Priceline.com, Inc. † S	65,197	34,520,508

		44,807,261

COMMON STOCKS (90.9%)* cont.	Shares	Value

Internet software and services (3.5%)
Baidu, Inc. ADR (China) †	484,200	$61,745,184

eBay, Inc. †	378,400	11,957,440

Google, Inc. Class A †	97,194	56,383,211

Tencent Holdings, Ltd. (China)	356,000	8,708,006

		138,793,841
IT Services (1.6%)
Accenture PLC Class A	268,200	15,378,588

Unisys Corp. †	2,024,216	42,447,810

Visa, Inc. Class A	79,607	8,011,648

		65,838,046
Leisure equipment and products (0.3%)
Brunswick Corp. S	183,700	3,920,158

Hasbro, Inc. S	224,900	7,851,259

		11,771,417
Life sciences tools and services (1.1%)
Sequenom, Inc. † S	1,473,499	6,350,781

Thermo Fisher Scientific, Inc. †	716,700	37,913,430

		44,264,211
Machinery (2.9%)
China National Materials Co., Ltd. (China)	15,342,000	6,409,562

Cummins, Inc. S	141,800	14,747,200

Eaton Corp.	565,300	27,716,659

Parker Hannifin Corp.	158,900	12,820,052

Stanley Black & Decker, Inc.	321,347	22,552,132

Timken Co.	624,480	30,493,358

		114,738,963
Media (3.0%)
Comcast Corp. Class A	1,803,235	47,948,019

DIRECTV Class A †	435,269	19,591,458

Liberty Media Corp. — Liberty Capital Class A †	80,885	6,665,733

News Corp. Class A	948,900	17,867,787

Sirius XM Radio, Inc. † S	3,973,900	8,305,451

Walt Disney Co. (The)	480,500	18,691,450

		119,069,898
Metals and mining (3.4%)
Cliffs Natural Resources, Inc. S	253,044	18,282,429

Freeport-McMoRan Copper & Gold, Inc. Class B (Indonesia)	797,014	36,830,017

Goldcorp, Inc. (Canada)	260,300	12,595,917

Newcrest Mining, Ltd. (Australia)	295,560	10,580,705

Rio Tinto PLC (United Kingdom)	567,883	34,284,424

Teck Resources, Ltd. Class B (Canada)	162,400	6,886,654

Vedanta Resources PLC (United Kingdom) S	337,981	6,394,881

Xstrata PLC (United Kingdom)	545,755	9,259,738

		135,114,765
Multiline retail (0.4%)
Target Corp.	320,400	16,279,524

		16,279,524
Office electronics (0.3%)
Xerox Corp.	1,344,570	10,420,418

		10,420,418

COMMON STOCKS (90.9%)* cont.	Shares	Value

Oil, gas, and consumable fuels (4.2%)
Alpha Natural Resources, Inc. †	201,357	$4,051,303

Apache Corp.	427,720	42,292,954

BG Group PLC (United Kingdom)	459,957	10,342,609

Cabot Oil & Gas Corp. Class A S	172,400	5,499,560

Hess Corp.	676,500	38,086,950

Marathon Oil Corp.	819,221	25,715,347

Noble Energy, Inc.	122,500	12,332,075

Petroleo Brasileiro SA ADR (Brazil)	534,800	16,338,140

Southwestern Energy Co. †	377,800	11,764,692

		166,423,630
Personal products (0.3%)
Avon Products, Inc.	624,700	11,100,919

		11,100,919
Pharmaceuticals (1.3%)
Auxilium Pharmaceuticals, Inc. †	400,400	7,955,948

Jazz Pharmaceuticals PLC (Ireland) †	214,200	9,960,300

Merck & Co., Inc.	141,000	5,394,660

Pfizer, Inc.	324,032	6,934,285

Sanofi (France)	9,035	669,702

Sanofi CVR (France) †	2,181,700	2,770,759

Teva Pharmaceutical Industries, Ltd. ADR (Israel)	444,000	20,037,720

		53,723,374
Real estate investment trusts (REITs) (0.2%)
American Tower REIT, Inc. Class A R	120,100	7,627,551

		7,627,551
Real estate management and development (1.1%)
BR Malls Participacoes SA (Brazil)	1,082,192	11,811,700

CBRE Group, Inc. †	1,759,200	33,952,560

		45,764,260
Road and rail (0.7%)
Hertz Global Holdings, Inc. †	1,755,656	23,876,922

Localiza Rent a Car SA (Brazil)	258,200	4,239,788

		28,116,710
Semiconductors and semiconductor equipment (2.4%)
Advanced Micro Devices, Inc. † S	6,526,214	43,790,896

Broadcom Corp. Class A †	115,800	3,976,572

First Solar, Inc. † S	239,570	10,129,020

Skyworks Solutions, Inc. †	555,300	11,983,374

Texas Instruments, Inc.	868,800	28,131,744

		98,011,606
Software (4.6%)
Adobe Systems, Inc. †	342,700	10,606,565

Longtop Financial Technologies Ltd. ADR (Hong Kong) † F	478,830	—

Microsoft Corp.	1,463,400	43,214,202

Oracle Corp.	3,062,289	86,356,550

Perfect World Co., Ltd. ADR (China) †	603,227	6,466,593

Salesforce.com, Inc. † S	175,750	20,527,600

VMware, Inc. Class A †	168,900	15,415,503

		182,587,013

COMMON STOCKS (90.9%)* cont.	Shares	Value

Specialty retail (2.7%)
Bed Bath & Beyond, Inc. † S	263,700	$16,006,590

Best Buy Co., Inc. S	1,384,100	33,149,195

Cia Hering (Brazil)	864,900	20,790,863

Express, Inc. †	368,484	7,973,994

Lowe’s Cos., Inc.	766,700	20,570,561

Staples, Inc. S	603,700	8,832,131

		107,323,334
Textiles, apparel, and luxury goods (0.2%)
Hanesbrands, Inc. †	332,700	8,184,420

		8,184,420
Tobacco (0.4%)
Philip Morris International, Inc.	218,469	16,334,927

		16,334,927

Total common stocks (cost $3,716,836,081)		$3,627,864,446

WARRANTS (2.9%)* †	Expiration	Strike
	date	price	Warrants	Value

Bank of America Corp. W	10/28/18	$30.79	19,401,439	$12,804,950

Citigroup, Inc.	1/4/19	106.10	38,441,283	13,262,243

Ford Motor Co.	1/1/13	9.20	4,142,369	14,953,952

General Motors Co.	7/10/16	10.00	532,390	8,055,061

Hartford Financial Services Group, Inc. (The) W	6/26/19	9.70	955,528	9,947,046

JPMorgan Chase & Co. W	10/28/18	42.42	2,526,332	25,515,953

Wells Fargo & Co. W	10/28/18	34.01	3,694,600	32,512,480

Total warrants (cost $161,631,829)				$117,051,685

PURCHASED OPTIONS	Expiration date/		Contract
OUTSTANDING (1.1%)*	strike price		amount	Value

Amazon.com, Inc. (Call)	May-12/$225.00		108,278	$649,560

Amazon.com, Inc. (Call)	May-12/225.00		311,712	268,072

Amazon.com, Inc. (Call)	Feb-12/200.00		116,269	1,010,773

Apple, Inc. (Call)	July-12/495.00		164,596	2,863,919

Apple, Inc. (Call)	July-12/440.00		83,978	261,004

Apple, Inc. (Call)	Feb-12/440.00		319,533	5,849,272

Best Buy Co., Inc. (Call)	June-12/20.00		839,430	3,896,525

Best Buy Co., Inc. (Call)	Mar-12/27.50		5,983,749	876,559

Best Buy Co., Inc. (Call)	Mar-12/27.00		1,647,333	359,794

Best Buy Co., Inc. (Call)	Mar-12/30.00		1,766,704	49,167

Financial Select Sector SPDR Fund (Put)	Mar-12/13.00		3,578,104	657,119

First Solar, Inc. (Call)	Mar-12/75.00		379,148	17,137

First Solar, Inc. (Call)	Mar-12/70.00		430,796	15,121

First Solar, Inc. (Call)	Mar-12/85.00		600,438	10,460

First Solar, Inc. (Call)	Mar-12/90.00		882,629	10,246

Goodrich Corp. (Put)	Feb-12/120.00		324,678	63,457

Hartford Financial Services Group, Inc.
(The) (Call)	June-12/14.00		653,113	2,651,639

Hess Corp. (Call)	May-12/63.00		190,490	281,561

Hess Corp. (Call)	May-12/58.00		457,178	169,156

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (1.1%)* cont.	strike price	amount	Value

Hess Corp. (Call)	Apr-12/$63.00	281,821	$295,193

Hess Corp. (Call)	Apr-12/58.00	354,707	180,901

Hewlett-Packard Co. (Call)	May-12/30.00	2,030,038	1,956,469

iShares FTSE China 25 Index Fund (Call)	Feb-12/41.00	10,628,596	1,712,267

JPMorgan Chase & Co. (Call)	June-12/41.00	717,716	780,875

JPMorgan Chase & Co. (Call)	June-12/37.00	1,210,319	387,302

Oracle Corp. (Call)	Mar-12/34.00	2,715,216	52,594

Powershares QQQ (Put)	Mar-12/57.00	3,069,804	1,166,526

Powershares QQQ (Put)	Feb-12/57.00	8,081,336	1,266,345

Skyworks Solutions Inc. (Call)	Jan-13/30.00	1,028,632	1,468,737

SPDR Dow Jones Industrial Average ETF Trust (Call)	Mar-12/133.00	2,236,715	631,648

SPDR S&P 500 ETF Trust (Call)	Feb-12/136.00	4,032,154	845,047

SPDR S&P 500 ETF Trust (Call)	Feb-12/136.00	9,618,552	677,387

SPDR S&P 500 ETF Trust (Call)	Feb-12/135.00	3,665,557	517,767

SPDR S&P 500 ETF Trust (Put)	Apr-20/125.00	484,217	316,439

SPDR S&P 500 ETF Trust (Put)	Apr-20/120.00	563,849	248,939

SPDR S&P 500 ETF Trust (Put)	Mar-12/115.00	4,729,867	2,148,731

SPDR S&P 500 ETF Trust (Put)	Mar-12/125.00	381,065	265,957

SPDR S&P 500 ETF Trust (Put)	Mar-12/120.00	563,767	196,782

SPDR S&P 500 ETF Trust (Put)	Feb-12/128.00	3,292,043	2,727,556

SPDR S&P 500 ETF Trust (Put)	Feb-12/123.00	1,261,816	94,770

United Technologies Corp. (Call)	July-12/84.00	478,498	888,140

United Technologies Corp. (Call)	July-12/78.00	653,188	260,165

Xerox Corp. (Call)	July-12/6.00	2,005,995	3,781,934

Total purchased options outstanding (cost $55,910,247)			$42,829,012

INVESTMENT COMPANIES (0.4%)*	Shares	Value

iShares Dow Jones US Home Construction Index Fund	297,100	$3,880,126

SPDR S&P Homebuilders ETF S	591,800	11,037,070

Total investment companies (cost $14,204,765)		$14,917,196

U.S. TREASURY OBLIGATIONS (0.2%)*	Principal amount	Value

U.S. Treasury Notes
1 3/8s May 15, 2012 [i]	$60,000	$60,391
1s March 31, 2012 [i]	5,384,000	5,410,295
1/2s November 15, 2013 [i]	3,885,000	3,909,398

Total U.S. treasury obligations (cost $9,380,084)		$9,380,084

CONVERTIBLE PREFERRED STOCKS (0.2%)*	Shares	Value

Unisys Corp. Ser. A, 6.25% cv. pfd.	127,113	$8,135,232

Total convertible preferred stocks (cost $10,575,838)		$8,135,232

SHORT-TERM INVESTMENTS (12.7%)*	Principal amount/shares	Value

U.S. Treasury bills with effective yields ranging from
0.104% to 0.107%, December 13, 2012 ##	$3,167,000	$3,164,292

U.S. Treasury bills with effective yields ranging from
0.090% to 0.093%, November 15, 2012 ##	1,653,000	1,651,712

U.S. Treasury bills with an effective yield of 0.104%,
October 18, 2012 ##	412,000	411,725

U.S. Treasury bills with effective yields ranging from
0.082% to 0.111%, July 26, 2012 ##	7,079,000	7,076,232

U.S. Treasury bills zero %, May 3, 2012 [i]	2,156,000	2,155,784

Putnam Cash Collateral Pool, LLC 0.17% [d]	360,422,442	360,422,442

Putnam Money Market Liquidity Fund 0.08% [e]	129,393,235	129,393,235

SSgA Prime Money Market Fund 0.13% P	1,510,000	1,510,000

Total short-term investments (cost $505,784,269)		$505,785,422

TOTAL INVESTMENTS

Total investments (cost $4,474,323,113)		$4,325,963,077

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
ASC 820	Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures
CVR	Contingent Value Rights
ETF	Exchange Traded Fund
SPDR	S&P Depository Receipts

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2011 through January 31, 2012 (the reporting period).

* Percentages indicated are based on net assets of $3,989,849,682.

† Non-income-producing security.

## This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

d See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

i Security purchased with cash or security received, that was pledged to the fund for collateral on certain derivative contracts (Note 1).

P Security purchased with cash or security received, that was pledged to the fund for collateral on certain derivatives contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period.

W Warrants issued to the U.S. Treasury under the Troubled Asset Relief Program (TARP).

At the close of the reporting period, the fund maintained liquid assets totaling $12,028,540 to cover certain derivatives contracts.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 1/31/12 (aggregate face value $203,517,016) (Unaudited)

		Contract	Delivery		Aggregate	Unrealized
Counterparty	Currency	type	date	Value	face value	depreciation

Barclays Bank PLC

	Danish Krone	Sell	2/15/12	$10,624,471	$10,517,887	$(106,584)

Credit Suisse AG

	Euro	Sell	2/15/12	103,553,185	103,204,784	(348,401)

	Japanese Yen	Sell	2/15/12	8,743,204	8,685,758	(57,446)

UBS AG

	British Pound	Sell	2/15/12	64,025,001	63,326,525	(698,476)

	Canadian Dollar	Sell	2/15/12	17,926,500	17,782,062	(144,438)

Total						$(1,355,345)

WRITTEN OPTIONS OUTSTANDING at 1/31/12 (premiums received $18,859,055) (Unaudited)

	Contract	Expiration date/
	amount	strike price	Value

Amazon.com, Inc. (Call)	108,278	May-12/$250.00	$228,142

Amazon.com, Inc. (Call)	116,269	Feb-12/220.00	302,373

Apple, Inc. (Call)	164,596	July-12/515.00	1,978,309

Apple, Inc. (Call)	319,533	Feb-12/450.00	3,466,844

Best Buy Co., Inc. (Call)	1,647,333	Mar-12/30.00	45,845

Best Buy Co., Inc. (Call)	1,766,704	Mar-12/32.50	10,865

Best Buy Co., Inc. (Call)	5,983,749	Mar-12/30.00	166,528

Financial Select Sector SPDR Fund (Put)	3,578,104	Mar-12/12.00	310,007

First Solar, Inc. (Call)	379,148	Mar-12/85.00	6,605

First Solar, Inc. (Call)	882,629	Mar-12/100.00	5,074

First Solar, Inc. (Call)	600,438	Mar-12/95.00	4,826

Hess Corp. (Call)	190,490	May-12/72.00	48,137

Hess Corp. (Call)	281,821	Apr-12/72.00	35,791

iShares FTSE China 25 Index Fund (Call)	10,628,596	Feb-12/42.00	793,531

JPMorgan Chase & Co. (Call)	717,716	June-12/45.00	182,716

Oracle Corp. (Call)	2,715,216	Mar-12/36.00	7,711

Powershares QQQ (Put)	3,069,804	Mar-12/56.00	767,451

Powershares QQQ (Put)	8,081,336	Feb-12/56.00	783,566

Skyworks Solutions Inc. (Call)	1,028,632	Jan-13/35.00	772,225

SPDR S&P 500 ETF Trust (Call)	4,032,154	Feb-12/137.00	536,768

SPDR S&P 500 ETF Trust (Call)	9,618,552	Feb-12/137.00	339,564

SPDR S&P 500 ETF Trust (Call)	3,665,557	Feb-12/136.00	258,147

SPDR S&P 500 ETF Trust (Put)	4,729,867	Mar-12/111.00	1,403,777

SPDR S&P 500 ETF Trust (Put)	3,292,043	Feb-12/126.00	1,646,022

SPDR S&P 500 ETF Trust (Put)	1,261,816	Feb-12/121.00	51,270

United Technologies, Inc. (Call)	478,498	July-12/90.00	289,013

Total		$14,441,107

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 1/31/12 (Unaudited)

		Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Bank of America, N.A.
baskets	396,972	$—	7/27/12	(12 month USD-	A basket	$(9,838,228)
				LIBOR-BBA)	(MLTROFC)
					of common stocks

Barclays Bank PLC
baskets	433,251	—	1/25/13	(3 month USD-	A basket	(1,072,289)
				LIBOR-BBA)	(BCSU115)
					of common stocks

baskets	487,792	—	1/25/13	(3 month USD-	A basket	1,114,849
				LIBOR-BBA)	(BCSU116)
					of common stocks

Total						$(9,795,668)

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Consumer discretionary	$479,039,564	$41,690,207	$—

Consumer staples	73,291,079	—	—

Energy	369,973,175	10,342,609	—

Financials	400,066,694	—	—

Health care	317,731,583	669,702	—

Industrials	459,034,551	—	—

Information technology	1,201,121,619	—	—

Materials	190,522,846	49,939,043	—

Telecommunication services	26,395,138	—	—

Utilities	8,046,636	—	—

Total common stocks	3,525,222,885	102,641,561	—

Convertible preferred stocks	—	8,135,232	—

Investment companies	14,917,196	—	—

Purchased options outstanding	—	42,829,012	—

U.S. Treasury obligations	—	9,380,084	—

Warrants	117,051,685	—	—

Short-term investments	130,903,235	374,882,187	—

Totals by level	$3,788,095,001	$537,868,076	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(1,355,345)	$—

Written options	—	(14,441,107)	—

Total return swap contracts	—	(9,795,668)	—

Totals by level	$—	$(25,592,120)	$—

At the start and/or close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 1/31/12 (Unaudited)

ASSETS

Investment in securities, at value, including $341,730,205 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $3,984,507,436)	$3,836,147,400
Affiliated issuers (identified cost $489,815,677) (Notes 1 and 6)	489,815,677

Cash	34,992,628

Foreign currency (cost $42) (Note 1)	46

Dividends, interest and other receivables	2,365,878

Receivable for shares of the fund sold	3,286,920

Receivable for investments sold	131,214,630

Unrealized appreciation on swap contracts (Note 1)	1,114,849

Total assets	4,498,938,028

LIABILITIES

Payable for investments purchased	92,918,942

Payable for shares of the fund repurchased	11,067,251

Payable for compensation of Manager (Note 2)	1,452,545

Payable for investor servicing fees (Note 2)	825,014

Payable for custodian fees (Note 2)	71,646

Payable for Trustee compensation and expenses (Note 2)	1,148,391

Payable for administrative services (Note 2)	7,339

Payable for distribution fees (Note 2)	971,803

Unrealized depreciation on forward currency contracts (Note 1)	1,355,345

Written options outstanding, at value (premiums received $18,859,055) (Notes 1 and 3)	14,441,107

Unrealized depreciation on swap contracts (Note 1)	10,910,517

Collateral on securities loaned, at value (Note 1)	360,422,442

Collateral on certain derivative contracts, at value (Note 1)	13,045,868

Other accrued expenses	450,136

Total liabilities	509,088,346

Net assets	$3,989,849,682

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$4,718,667,271

Undistributed net investment income (Note 1)	13,297,700

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(587,038,285)

Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(155,077,004)

Total — Representing net assets applicable to capital shares outstanding	$3,989,849,682

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($3,228,432,728 divided by 148,709,285 shares)	$21.71

Offering price per class A share (100/94.25 of $21.71)*	$23.03

Net asset value and offering price per class B share ($128,374,123 divided by 7,014,534 shares)**	$18.30

Net asset value and offering price per class C share ($204,590,993 divided by 10,194,999 shares)**	$20.07

Net asset value and redemption price per class M share ($26,475,729 divided by 1,325,142 shares)	$19.98

Offering price per class M share (100/96.50 of $19.98)*	$20.70

Net asset value, offering price and redemption price per class R share
($22,008,662 divided by 1,033,054 shares)	$21.30

Net asset value, offering price and redemption price per class Y share
($379,967,447 divided by 16,766,082 shares)	$22.66

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 1/31/12 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $722,075)	$25,286,722

Interest (including interest income of $19,956 from investments in affiliated issuers) (Note 6)	27,242

Securities lending (Note 1)	2,157,007

Total investment income	27,470,971

EXPENSES

Compensation of Manager (Note 2)	8,490,193

Investor servicing fees (Note 2)	6,793,134

Custodian fees (Note 2)	38,527

Trustee compensation and expenses (Note 2)	161,374

Administrative services (Note 2)	55,211

Distribution fees — Class A (Note 2)	3,895,002

Distribution fees — Class B (Note 2)	638,727

Distribution fees — Class C (Note 2)	1,018,135

Distribution fees — Class M (Note 2)	95,095

Distribution fees — Class R (Note 2)	51,813

Other	723,140

Total expenses	21,960,351

Expense reduction (Note 2)	(372,361)

Net expenses	21,587,990

Net investment income	5,882,981

Net realized loss on investments (including realized gain of $4,593,562 on affiliated issuers)
(Notes 1, 3 and 7)	(310,791,332)

Net realized loss on swap contracts (Note 1)	(24,948,883)

Net realized gain on foreign currency transactions (Note 1)	12,463,849

Net realized gain on written options (Notes 1 and 3)	52,474,122

Net unrealized appreciation of assets and liabilities in foreign currencies during the period	4,986,871

Net unrealized depreciation of investments, swap contracts and written options
during the period	(11,200,444)

Net loss on investments	(277,015,817)

Net decrease in net assets resulting from operations	$(271,132,836)

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 1/31/12*	Year ended 7/31/11

Operations:
Net investment income	$5,882,981	$375,703

Net realized gain (loss) on investments
and foreign currency transactions	(270,802,244)	605,680,079

Net unrealized depreciation of investments and assets
and liabilities in foreign currencies	(6,213,573)	(142,587,267)

Net increase (decrease) in net assets resulting from operations	(271,132,836)	463,468,515

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	—	(13,010,996)

Class B	—	—

Class C	—	—

Class M	—	—

Class R	—	(24,298)

Class Y	—	(2,169,495)

Increase in capital from settlement payments (Note 8)	28,813	2,414,693

Redemption fees (Note 1)	—	523

Increase (decrease) from capital share transactions (Note 4)	(458,240,792)	539,692,262

Total increase (decrease) in net assets	(729,344,815)	990,371,204

NET ASSETS

Beginning of period	4,719,194,497	3,728,823,293

End of period (including undistributed net investment
income of $13,297,700 and $7,414,719, respectively)	$3,989,849,682	$4,719,194,497

* Unaudited

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized									of expenses	of net investment
	Net asset value,		and unrealized	Total from	From					Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	fees	reimbursements	end of period	value (%) [b]	(in thousands)	(%) [c]	net assets (%)	(%)

Class A
January 31, 2012**	$22.80	.03	(1.12)	(1.09)	—	—	—	— [e,j]	$21.71	(4.78)*	$3,228,433	.55*	.17*	72*
July 31, 2011	20.12	.01	2.74	2.75	(.08)	(.08)	—[e]	.01 [g]	22.80	13.73	3,692,512	1.17	.05	176
July 31, 2010	16.85	— [e]	3.46	3.46	(.19)	(.19)	—[e]	— [e,f]	20.12	20.58	3,111,020	1.26	(.03)	177
July 31, 2009	16.93	.08	(.16) [h]	(.08)	—	—	—[e]	— [e,i]	16.85	(.47) [h]	2,715,001	1.26 [d]	.61 [d]	187
July 31, 2008	18.54	(.01)	(1.60)	(1.61)	—	—	—[e]	—	16.93	(8.68)	3,213,102	1.20 [d]	(.08) [d]	68
July 31, 2007	16.20	(.06)	2.40	2.34	—	—	—[e]	—	18.54	14.44	4,790,506	1.14 [d]	(.33) [d]	65

Class B
January 31, 2012**	$19.29	(.03)	(.96)	(.99)	—	—	—	— [e,j]	$18.30	(5.13)*	$128,374	.92*	(.20)*	72*
July 31, 2011	17.09	(.14)	2.33	2.19	—	—	—[e]	.01 [g]	19.29	12.87	157,197	1.92	(.70)	176
July 31, 2010	14.35	(.13)	2.94	2.81	(.07)	(.07)	—[e]	— [e,f]	17.09	19.64	182,569	2.01	(.77)	177
July 31, 2009	14.52	(.02)	(.15) [h]	(.17)	—	—	—[e]	— [e,i]	14.35	(1.17) [h]	217,981	2.01 [d]	(.13) [d]	187
July 31, 2008	16.03	(.13)	(1.38)	(1.51)	—	—	—[e]	—	14.52	(9.42)	368,079	1.95 [d]	(.84) [d]	68
July 31, 2007	14.12	(.17)	2.08	1.91	—	—	—[e]	—	16.03	13.53	726,751	1.89 [d]	(1.08) [d]	65

Class C
January 31, 2012**	$21.15	(.04)	(1.04)	(1.08)	—	—	—	— [e,j]	$20.07	(5.11)*	$204,591	.92*	(.20)*	72*
July 31, 2011	18.74	(.15)	2.55	2.40	—	—	—[e]	.01 [g]	21.15	12.86	247,712	1.92	(.71)	176
July 31, 2010	15.76	(.15)	3.24	3.09	(.11)	(.11)	—[e]	— [e,f]	18.74	19.63	87,221	2.01	(.79)	177
July 31, 2009	15.95	(.02)	(.17) [h]	(.19)	—	—	—[e]	— [e,i]	15.76	(1.19) [h]	37,356	2.01 [d]	(.14) [d]	187
July 31, 2008	17.60	(.14)	(1.51)	(1.65)	—	—	—[e]	—	15.95	(9.38)	45,990	1.95 [d]	(.82) [d]	68
July 31, 2007	15.50	(.19)	2.29	2.10	—	—	—[e]	—	17.60	13.55	59,248	1.89 [d]	(1.08) [d]	65

Class M
January 31, 2012**	$21.03	(.01)	(1.04)	(1.05)	—	—	—	— [e,j]	$19.98	(4.99)*	$26,476	.80*	(.08)*	72*
July 31, 2011	18.59	(.10)	2.53	2.43	—	—	—[e]	.01 [g]	21.03	13.13	29,618	1.67	(.45)	176
July 31, 2010	15.60	(.10)	3.21	3.11	(.12)	(.12)	—[e]	— [e,f]	18.59	19.94	28,857	1.76	(.53)	177
July 31, 2009	15.74	.01	(.15) [h]	(.14)	—	—	—[e]	— [e,i]	15.60	(.89) [h]	25,635	1.76 [d]	.11 [d]	187
July 31, 2008	17.34	(.10)	(1.50)	(1.60)	—	—	—[e]	—	15.74	(9.23)	32,089	1.70 [d]	(.58) [d]	68
July 31, 2007	15.22	(.14)	2.26	2.12	—	—	—[e]	—	17.34	13.93	47,801	1.64 [d]	(.83) [d]	65

Class R
January 31, 2012**	$22.40	.01	(1.11)	(1.10)	—	—	—	— [e,j]	$21.30	(4.91)*	$22,009	.67*	.04*	72*
July 31, 2011	19.80	(.05)	2.71	2.66	(.07)	(.07)	—[e]	.01 [g]	22.40	13.46	22,351	1.42	(.20)	176
July 31, 2010	16.61	(.06)	3.41	3.35	(.16)	(.16)	—[e]	— [e,f]	19.80	20.23	5,573	1.51	(.29)	177
July 31, 2009	16.72	.05	(.16) [h]	(.11)	—	—	—[e]	— [e,i]	16.61	(.66) [h]	2,156	1.51 [d]	.35 [d]	187
July 31, 2008	18.37	(.05)	(1.60)	(1.65)	—	—	—[e]	—	16.72	(8.98)	2,363	1.45 [d]	(.30) [d]	68
July 31, 2007	16.09	(.10)	2.38	2.28	—	—	—[e]	—	18.37	14.17	2,243	1.39 [d]	(.58) [d]	65

Class Y
January 31, 2012**	$23.77	.06	(1.17)	(1.11)	—	—	—	— [e,j]	$22.66	(4.67)*	$379,967	.42*	.30*	72*
July 31, 2011	20.97	.07	2.86	2.93	(.14)	(.14)	—[e]	.01 [g]	23.77	13.99	569,805.92		.29	176
July 31, 2010	17.54	.04	3.62	3.66	(.23)	(.23)	—[e]	— [e,f]	20.97	20.91	313,583	1.01	.21	177
July 31, 2009	17.58	.14	(.18) [h]	(.04)	—	—	—[e]	— [e,i]	17.54	(.23) [h]	122,966	1.01 [d]	.96 [d]	187
July 31, 2008	19.21	.03	(1.66)	(1.63)	—	—	—[e]	—	17.58	(8.49)	935,875	.95 [d]	.18 [d]	68
July 31, 2007	16.74	(.02)	2.49	2.47	—	—	—[e]	—	19.21	14.76	1,297,987	.89 [d]	(.08) [d]	65

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

32	33

Financial highlights (Continued)

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements (Note 2).

d Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

July 31, 2009	0.03%

July 31, 2008	<0.01

July 31, 2007	<0.01

e Amount represents less than $0.01 per share.

f Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (SEC) and Prudential Securities, Inc., which amounted to less than $0.01 per share outstanding as of March 30, 2010.

g Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the SEC which amounted to $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011 (Note 8).

h Reflects a non-recurring litigation payment from Enron Corporation which amounted to the following amounts per share outstanding as of December 29, 2008:

Per share

Class A	$0.11

Class B	0.10

Class C	0.11

Class M	0.10

Class R	0.11

Class Y	0.12

This payment resulted in an increase to total returns of 0.71% for the year ended July 31, 2009.

i Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Millennium Partners, L.P., Millennium Management, L.L.C., and Millennium International Management, L.L.C., which amounted to less than $0.01 per share outstanding as of June 23, 2009.

j Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Canadian Imperial Holdings, Inc./CIBC World Markets Corp. which amounted to less than $0.01 per share outstanding on November 29, 2011.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 1/31/12 (Unaudited)

Note 1: Significant accounting policies

Within the following Notes to financial statements, references to “State Street” represents State Street Bank and Trust Company, references to “the SEC” represents the Securities and Exchange Commission, and references to “Putnam Management” represents Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC.

Putnam Voyager Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The investment objective of the fund is to seek capital appreciation by investing in common stocks of U.S. companies, with a focus on growth stocks.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

Prior to August 2, 2010, a 1.00% redemption fee applied to certain shares that were redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee was accounted for as an addition to paid-in-capital. Effective August 2, 2010, this redemption fee no longer applies to shares redeemed.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from August 1, 2011 through January 31, 2012.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported, as in the case of some securities traded over-the-counter, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in other open-end investment companies, which are classified as Level 1 securities, are based on their net asset value (NAV). The NAV of an investment company equals the total value of its assets less its liabilities and divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day that the exchange is open.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments. The fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Options contracts The fund uses options contracts to hedge against changes in values of securities it owns, owned or expects to own.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. See Note 3 for the volume of written options contracts activity for the reporting period. The fund had an average contract amount of approximately 91,400,000 on purchased options contracts for the reporting period.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding forward currency contracts at the close of the reporting period are indicative of the volume of activity during the reporting period.

Total return swap contracts The fund entered into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to gain exposure to specific sectors/industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $105,400,000 on total return swap contracts for the reporting period.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $4,917,982 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $405,847 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $3,018,821.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $347,286,166. Certain of these securities were sold prior to the close of the reporting period and are included in Receivable for investments sold on the Statement of assets and liabilities. The fund received cash collateral of $360,422,442.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $325 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.13% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal remains subject to examination by the Internal Revenue Service.

At July 31, 2011, the fund had a short-term capital loss carryover of $299,180,448 available to the extent allowed by the Code to offset future net capital gain, if any. This capital loss carryover will expire on July 31, 2017. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $4,488,976,285, resulting in gross unrealized appreciation and depreciation of $287,402,344 and $450,415,552, respectively, or net unrealized depreciation of $163,013,208.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.710%	of the first $5 billion,
0.660%	of the next $5 billion,
0.610%	of the next $10 billion,
0.560%	of the next $10 billion,
0.510%	of the next $50 billion,
0.490%	of the next $50 billion,
0.480%	of the next $100 billion and
0.475%	of any excess thereafter.

In addition, beginning with January 2011, the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment is determined based on performance over the thirty-six month period then ended or, if shorter, the period from January 1, 2010 to the end of the month for which the fee adjustment is being computed. Each month, the performance adjustment is calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the Russell 1000 Growth Index, each measured over the performance period. The maximum annualized performance adjustment rates are +/– 0.12%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.29% of the fund’s average net assets before a decrease of $2,532,542 (0.07% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed, through June 30, 2012, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $4,193 under the expense offset arrangements and by $368,168 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $2,803, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $136,811 and $1,045 from the sale of class A and class M shares, respectively, and received $60,126 and $10,899 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $1,236 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $2,752,489,464 and $3,315,529,699, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Written option transactions during the reporting period are summarized as follows:

	Written equity option	Written equity option
	contract amounts	premiums received

Written options outstanding at the
beginning of the reporting period	45,813,203	$26,856,824

Options opened	394,660,780	139,086,194

Options exercised	—	—

Options expired	(256,224,962)	(82,150,211)

Options closed	(114,910,142)	(64,933,752)

Written options outstanding at the
end of the reporting period	69,338,879	$18,859,055

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 1/31/12		Year ended 7/31/11

Class A	Shares	Amount	Shares	Amount

Shares sold	6,346,152	$126,098,412	35,779,506	$845,170,348

Shares issued in connection with
reinvestment of distributions	—	—	512,046	11,910,291

	6,346,152	126,098,412	36,291,552	857,080,639

Shares repurchased	(19,609,459)	(390,017,048)	(28,955,588)	(670,384,681)

Net increase (decrease)	(13,263,307)	$(263,918,636)	7,335,964	$186,695,958

	Six months ended 1/31/12		Year ended 7/31/11

Class B	Shares	Amount	Shares	Amount

Shares sold	318,129	$5,345,543	1,482,586	$29,558,275

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	318,129	5,345,543	1,482,586	29,558,275

Shares repurchased	(1,451,980)	(24,617,490)	(4,016,253)	(78,710,519)

Net decrease	(1,133,851)	$(19,271,947)	(2,533,667)	$(49,152,244)

	Six months ended 1/31/12		Year ended 7/31/11

Class C	Shares	Amount	Shares	Amount

Shares sold	833,126	$15,315,790	8,371,205	$185,321,835

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	833,126	15,315,790	8,371,205	185,321,835

Shares repurchased	(2,348,207)	(43,035,921)	(1,315,125)	(28,458,694)

Net increase (decrease)	(1,515,081)	$(27,720,131)	7,056,080	$156,863,141

	Six months ended 1/31/12		Year ended 7/31/11

Class M	Shares	Amount	Shares	Amount

Shares sold	51,237	$935,663	165,235	$3,543,656

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	51,237	935,663	165,235	3,543,656

Shares repurchased	(134,265)	(2,436,426)	(309,594)	(6,648,027)

Net decrease	(83,028)	$(1,500,763)	(144,359)	$(3,104,371)

	Six months ended 1/31/12		Year ended 7/31/11

Class R	Shares	Amount	Shares	Amount

Shares sold	291,499	$5,629,806	903,662	$21,130,597

Shares issued in connection with
reinvestment of distributions	—	—	773	17,695

	291,499	5,629,806	904,435	21,148,292

Shares repurchased	(256,242)	(5,111,447)	(188,045)	(4,322,936)

Net increase	35,257	$518,359	716,390	$16,825,356

	Six months ended 1/31/12		Year ended 7/31/11

Class Y	Shares	Amount	Shares	Amount

Shares sold	4,359,231	$91,943,260	22,177,452	$548,159,838

Shares issued in connection with
reinvestment of distributions	—	—	64,437	1,560,026

	4,359,231	91,943,260	22,241,889	549,719,864

Shares repurchased	(11,565,717)	(238,290,934)	(13,226,309)	(318,155,442)

Net increase (decrease)	(7,206,486)	$(146,347,674)	9,015,580	$231,564,422

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange
contracts	Receivables	$—	Payables	$1,355,345

Equity contracts	Investments, Receivables	160,995,546	Payables	25,351,624

Total		$160,995,546		$26,706,969

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Warrants†	contracts	Swaps	Total

Foreign exchange
contracts	$—	$—	$12,642,740	$—	$12,642,740

Equity contracts	(72,841,932)	5,329,481	—	(24,948,883)	$(92,461,334)

Total	$(72,841,932)	$5,329,481	$12,642,740	$(24,948,883)	$(79,818,594)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Warrants†	contracts	Swaps	Total

Foreign exchange
contracts	$—	$—	$4,992,342	$—	$4,992,342

Equity contracts	5,447,797	(31,297,021)	—	(6,372,814)	$(32,222,038)

Total	$5,447,797	$(31,297,021)	$4,992,342	$(6,372,814)	$(27,229,696)

†For the reporting period, the transaction volume for warrants was minimal.

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $19,956 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $1,195,757,337 and $1,120,756,603, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Transactions with affiliated issuers

Transactions during the reporting period with a company which is under common ownership or control, or with companies in which the fund owned at least 5% of the voting securities, were as follows:

	Purchase	Sales	Dividend	Market
Affiliates	cost	proceeds	income	value

Unisys Corp.	$7,267,057	$29,173,422	$—	$—

Totals	$7,267,057	$29,173,422	$—	$—

Market values are shown for those securities affiliated at the close of the reporting period.

Note 8: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. In July 2011, the fund recorded a receivable of $2,358,440 related to restitution amounts in connection with a distribution plan approved by the SEC. This amount, which was received by the fund in December 2011, is reported as part of Increase in capital from settlement payments on the Statement of changes in net assets. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. In May 2011, the fund received a payment of $56,253 related to settlement of those lawsuits. This amount is reported as a part of Increase in capital from settlement payments on the Statement of changes in net assets. Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 9: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Note 10: New accounting pronouncement

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011–04 “Fair Value Measurements and Disclosures (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011–04 amends FASB Topic 820 “Fair Value Measurement” and seeks to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. ASU 2011–04 is effective for fiscal years and interim periods beginning after December 15, 2011. Putnam Management is currently evaluating the application of ASU 2011–04 and its impact, if any, on the fund’s financial statements.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Paul L. Joskow	Mark C. Trenchard
Putnam Investment	Elizabeth T. Kennan	Vice President and
Management, LLC	Kenneth R. Leibler	BSA Compliance Officer
One Post Office Square	Robert E. Patterson
Boston, MA 02109	George Putnam, III	Robert T. Burns
	Robert L. Reynolds	Vice President and
Investment Sub-Manager	W. Thomas Stephens	Chief Legal Officer
Putnam Investments Limited
57–59 St James’s Street	Officers	James P. Pappas
London, England SW1A 1LD	Robert L. Reynolds	Vice President
President
Marketing Services		Judith Cohen
Putnam Retail Management	Jonathan S. Horwitz	Vice President, Clerk and
One Post Office Square	Executive Vice President,	Assistant Treasurer
Boston, MA 02109	Principal Executive
	Officer, Treasurer and	Michael Higgins
Custodian	Compliance Liaison	Vice President, Senior Associate
State Street Bank		Treasurer and Assistant Clerk
and Trust Company	Steven D. Krichmar
	Vice President and	Nancy E. Florek
Legal Counsel	Principal Financial Officer	Vice President, Assistant Clerk,
Ropes & Gray LLP		Assistant Treasurer and
	Janet C. Smith	Proxy Manager
Trustees	Vice President, Assistant
Jameson A. Baxter, Chair	Treasurer and Principal	Susan G. Malloy
Ravi Akhoury	Accounting Officer	Vice President and
Barbara M. Baumann		Assistant Treasurer
Charles B. Curtis	Robert R. Leveille
Robert J. Darretta	Vice President and
John A. Hill	Chief Compliance Officer

This report is for the information of shareholders of Putnam Voyager Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless, log on to putnam.com and update your mailing options.

SA016
272649 3/12

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Voyager Fund

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: March 30, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: March 30, 2012

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: March 30, 2012